                                   POWER OF ATTORNEY

Know all men by these presents that each person whose signature appears below constitutes and appoints Mary B. LeMont his true and lawful attorney-in-fact and with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Form 10-K for the Riggs National Corporation for the fiscal year ending December 31, 1994, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises, or fully to all intent and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Signature                                        Capacity                Date
_________                                        ________                ____

/s/ Barbara B. Allbritton                        Director               3/15/95
_________________________________________
Barbara B. Allbritton


/s/ Robert L. Allbritton                                                3/15/95
_________________________________________        Director
Robert L. Allbritton


/s/ Frederick L. Bollerer                                               3/15/95
_________________________________________        Director
Frederick L. Bollerer


/s/ Calvin Cafritz                                                      3/15/95
_________________________________________        Director
Calvin Cafritz


/s/ Charles A. Camalier, III                                            3/15/95
_________________________________________        Director
Charles A. Camalier, III


/s/ Ronald E. Cuneo                                                     3/15/95
_________________________________________        Director
Ronald E. Cuneo


/s/ Floyd E. Davis, III                                                 3/15/95
_________________________________________        Director
Floyd E. Davis, III

                                              1

                                                             POWER OF ATTORNEY
                                                                Page 2 of 3



Signature                                        Capacity                 Date
_________                                        ________                 ____

/s/ Jacqueline C. Duchange                                              3/15/95
_________________________________________        Director
Jacqueline C. Duchange


/s/ Michela A. English                                                  3/17/95
_________________________________________        Director
Michela A. English


/s/ James E. Fitzgerald                                                 3/15/95
_________________________________________        Director
James E. Fitzgerald


/s/ David J. Gladstone                                                  3/15/95
_________________________________________        Director
David J. Gladstone


/s/ Lawrence I. Hebert                                                  3/15/95
_________________________________________        Director
Lawrence I. Hebert


/s/ Michael J. Jackson                                                  3/15/95
_________________________________________        Director
Michael J. Jackson


/s/ Leo J. O'Donovan                                                    3/15/95
_________________________________________        Director
Leo J. O'Donovan


/s/ Steven B. Pfeiffer                                                  3/15/95
_________________________________________        Director
Steven B. Pfeiffer


/s/ John A. Sargent                                                     3/15/95
_________________________________________        Director
John A. Sargent

                                            2

                                                             POWER OF ATTORNEY
                                                                Page 3 of 3



Signature                                        Capacity                 Date
_________                                        ________                 ____

/s/ Robert L. Sloan                              Vice Chairman          3/15/95
_________________________________________        of the Board
Robert L. Sloan


/s/ James W. Symington                                                  3/15/95
_________________________________________        Director
James W. Symington


/s/ Jack Valenti                                                        3/15/95
_________________________________________        Director
Jack Valenti


/s/ Eddie N. Williams                                                   3/15/95
_________________________________________        Director
Eddie N. Williams


                                            3